UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)          FEBRUARY 28, 2007
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                              SUNTERRA CORPORATION
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             (Exact name of registrant as specified in its charter)


     MARYLAND                        001-13815                  95-4582157
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(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)            Identification No.)


          3865 W. CHEYENNE AVE.
           NORTH LAS VEGAS, NV                                    89032
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 (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code        (702) 804-8600
                                                     --------------------------


                                       N/A
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On February 28, 2007, Sunterra Corporation (the "Company") entered into an amendment to an agreement (the "Engagement Agreement") with Mackinac Partners, LLC ("Mackinac Partners"), dated September 8, 2006, pursuant to which Mackinac Partners' engagement to provide interim management services to the Company, including the service of James A. Weissenborn as Interim President and Chief Executive Officer of the Company, has been extended to continue until it is terminated by either party on 30 days' prior written notice. Mackinac Partners' engagement would have otherwise expired on February 28, 2007. The Engagement Agreement was described in the Company's Form 8-K filed on September 14, 2006.


















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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 6, 2007
                                    SUNTERRA CORPORATION


                                    By:  /s/  Robert A. Krawczyk
                                       ---------------------------------
                                       Name:   Robert A. Krawczyk
                                       Title:  Senior Vice President and
                                       Chief   Financial Officer


























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